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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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               Date of Report (Date of earliest event reported):
                                 April 22, 2003

                         BIOSANTE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-28637                 58-2301143
(State or Other Jurisdiction         (Commission File        (I.R.S. Employer
     of Incorporation)                   Number)          Identification Number)

             111 Barclay Boulevard
            Lincolnshire, Illinois                                  60069
   (Address of Principal Executive Offices)                       (Zip Code)

                                 (847) 478-0500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits.

          Exhibit No.      Description
          -----------      -----------

          Ex. 99.1 Press Release dated April 22, 2003 (filed herewith electronically).

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Items 9 and 12).

The following information is being furnished under "Item 9. Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in and under "Item 12. Results of Operations and Financial Condition" Release No. 33-8216 dated March 27, 2003.

On April 22, 2003, BioSante Pharmaceuticals, Inc. issued a press release announcing its 2002 financial results of operations and key achievements. Attached hereto as Exhibit 99.1 is a copy of BioSante's press release dated April 22, 2003 announcing BioSante's 2002 financial results of operations and financial condition and key achievements.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BIOSANTE PHARMACEUTICALS, INC.

                                By: /s/ Phillip B. Donenberg
                                    --------------------------------------------
                                Phillip B. Donenberg
                                Chief Financial Officer, Treasurer and Secretary

Dated: April 22, 2003


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                         BIOSANTE PHARMACEUTICALS, INC.
                                    FORM 8-K
                                  Exhibit Index
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Exhibit
  No.                        Description                        Method of Filing
-------     ----------------------------------------------      ----------------
99.1        Press Release of BioSante Pharmaceuticals, Inc.      Filed herewith
            issued April 22, 2003